Exhibit 99.2
© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved May 8, 2023 Q1 2023 Investor Conference Call

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Cautionary Note Regarding Forward-Looking Statements 2 Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believe,” “expect,” “intend,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on Aclaris’ current beliefs and expectations. These forward-looking statements include expectations regarding the development of Aclaris’ drug candidates, including the timing of its clinical trials, availability of data from those trials, and regulatory filings, identification of novel development candidates through Aclaris’ KINect discovery engine, and its belief that its existing cash, cash equivalents and marketable securities will be sufficient to fund its operations through the end of 2025. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris’ reliance on third parties over which it may not always have full control, Aclaris’ ability to enter into strategic partnerships on commercially reasonable terms, the uncertainty regarding the macroeconomic environment and other risks and uncertainties that are described in the Risk Factors section of Aclaris’ Annual Report on Form 10-K for the year ended December 31, 2022, and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC Filings” page of the “Investors” section of Aclaris’ website at www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved 3 Agenda Q&A Session Opening Remarks Douglas Manion, Chief Executive Officer Clinical Development Update and HS Trial Gail Cawkwell, Chief Medical Officer ATI-450 Pharmacodynamic Analysis Joe Monahan, Chief Scientific Officer Financial Results Kevin Balthaser, Chief Financial Officer Closing Remarks Douglas Manion, Chief Executive Officer

Drug Development Pipeline

Drug Candidate/Program	Target	Route of Administration	Indication	Development Phase	Topline Data Expected
Immuno-Inflammatory					
Zunsemetinib (ATI-450)	MK2 inhibitor	Oral	Rheumatoid arthritis (moderate to severe)	Phase 2b	Q4 2023
			Psoriatic arthritis (moderate to severe)	Phase 2a	H1 2024
ATI-1777	"Soft" JAK 1/3 inhibitor	Topical	Atopic dermatitis (mild to severe)	Phase 2b	H2 2023
ATI-2138	ITK/JAK3 inhibitor	Oral	T cell-mediated autoimmune diseases	Phase 1 Multiple Ascending Dose	H2 2023
Gut-Biased Program	JAK inhibitor	Oral	Inflammatory bowel disease	Discovery	
Oncology					
ATI-2231	MK2 inhibitor	Oral	Metastatic breast cancer	Preclinical	
			Pancreatic cancer		

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS

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© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved ATI-1777 (Topical “Soft” JAK Inhibitor) (Investigational Drug Candidate)

Aiming to Develop an Effective and Safe Therapy for Atopic Dermatitis

Atopic dermatitis (AD) is a chronic, pruritic inflammatory skin condition[1]

- The U.S. prevalence of AD is reported to be 11.3–12.7% in children and 6.9–7.6% in adults[2]
- Market projected to be $8-12 billion at peak (moderate to severe AD)[3]
- Systemic and topical JAK inhibition has demonstrated promising results in AD clinical trials[4]

Goal

- Comparable efficacy to other topical JAKs but a "soft" drug to minimize the potential for systemic toxicities
- JAK1/3 selective to minimize JAK2 mediated hematopoietic effects
- Patients with mild to severe AD
- Deliver in a patient-friendly formulation

ATI-1777 (investigational compound)

- First-in-human Phase 2a trial in subjects with moderate to severe AD completed
- Phase 2a - 4-week trial in subjects with moderate to severe AD completed with primary endpoint of % change from baseline in mEASI
- Phase 2b dose ranging study underway in mild-severe, including children down to 12 years

1. Medscape. Accessed January 7, 2023. https://emedicine.medscape.com/article/1049085-overview. 2. Silverberg J. Dermatol Clin. 2017;Jul;35(3):283-289; 3. Auster M, et al. Something Big Is Getting Bigger [research note]. Credit Suisse Equity Research; 2019; 4. Shreberk-Hassidim R, et al. J Am Acad Dermatol. 2017;Apr;76(4):745-753.

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aclaris THERAPEUTICS

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© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Positive Data Demonstrated in ATI-1777 Phase 2 Study in Atopic Dermatitis 7 0 20 40 60 80 100 mEASI50 mEASI75 mEASI90 ATI-1777 Vehicle Primary Efficacy Endpoint: % Change in mEASI – LOCF (FAS) % Change in mEASI - LOCF (95% CI) Secondary Efficacy Endpoint: mEASI50/75/90 at Day 28 (FAS) Note: (FAS): Full Analysis Set Phase 2a Trial Highlights • ATI-1777 achieved statistically significant result in the primary efficacy endpoint at week 4 • Positive trends were observed in secondary endpoints including improvement of itch, percent of mEASI-50 responders, IGA responder analysis and reduction in BSA impacted by disease • ATI-1777 was generally well tolerated

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Low Plasma Levels of ATI-1777 Following Topical Application 8 Note: Data on file ATI-1777 Concentrations (ng/mL) PK Plasma Concentrations of ATI-1777 in Subjects • >86% of samples tested following ATI-1777 administration exhibited blood levels below the detectable level • Average concentration in subjects receiving ATI-1777 solution was never >5% the IC50 • Only 3 subjects (6 out of 148 total samples) with concentrations > 1/10th the IC50

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Phase 2a Study of Zunsemetinib in Hidradenitis Suppurativa

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Subject Disposition and Discontinuations 10 N=191 N=95 Placebo N=47 15 (32%) Zunsemetinib N=48 22 (46%) 4 (8.5%) 0 1 (2.1%) 2 (4.3%) 3 (6.4%) 4 (8.5%) 1 (2.1%) Adverse Event Lack of Efficacy Non-Compliance with IP Protocol Deviations Withdrawal of Consent Lost to Follow Other 11 (22.9%) 1 (2.1%) 0 1 (2.1%) 3 (6.3%) 6 (12.5%) 0 Enrolled Randomized (FAS=ITT) Allocation Discontinued Treatment Reason for Discontinuation

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Demographics and Baseline Characteristics 11 Placebo (N=47) Zunsemetinib (N=48) Age in years Mean (SD) 36.6 (9.32) 35.1 (9.87) Female (at birth) 40 ( 85.1%) 39 ( 81.3%) White – African American - Other 57.4 - 42.6 - 0% 58.3 - 37.5 - 4.2% Duration of HS in years Mean (SD) 13.5 (9.97) 11.3 (8.28) Baseline Inflammatory Nodule/Abscess Count (AN) Mean(SD) 11 (10.2) 11 (6.4) Baseline AN Count Min, Max 5, 67 4, 31 Baseline HS-Physician’s Global Assessment Mean (SD) 4 (0.9) 4 (0.8) Baseline Patient's Global Assessment of Skin Pain Mean (SD) 5 (2.3) 5 (2.8) Baseline Hurley Stage Mild – Mod – Severe 6.4 - 74.5 - 19.1% 10.4 - 62.5 - 27.1%

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved TEAEs in >1 Patient on Either Treatment Arm The most common TEAEs on zunsemetinib were dizziness, headache, diarrhea and acne 12 Treatment-Emergent Adverse Event Preferred Term Placebo (N=47) Zunsemetinib (N=48) Dizziness 0 8 (16.7%) Headache 2 (4.3%) 6 (12.5%) Diarrhea 4 (8.5%) 6 (12.5%) Acne 0 5 (10.4%) Blood CK increased 0 4 (8.3%) Mouth ulceration 0 3 (6.3%) Fatigue 0 3 (6.3%) Nausea 3 (6.4%) 2 (4.2%) Vomiting 1 (2.1%) 2 (4.2%) Abdominal pain 0 2 (4.2%) Upper respiratory tract infection 1 (2.1%) 2 (4.2%) Tremor 0 2 (4.2%) Nasopharyngitis 5 (10.6%) 1 (2.1%) Most TEAEs were mild or moderate Overall Infections were evenly balanced (13 patients on placebo, 12 on zunsemetinib within infection grouping) – none serious or opportunistic Headache and dizziness were generally mild-moderate, occurred early and generally resolved with continued treatment 3 patients had possibly/probably related acne, confounded by known increased HS-acne comorbidity

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Discontinuations due to AEs 13 Discontinuations were generally individual events except: Of the 11 patients who discontinued on zunsemetinib due to TEAEs: 11 patients on zunsemetinib and 4 patients on placebo discontinued study treatment due to adverse events. Most of these: • Were due to events that have been seen in other zunsemetinib clinical trials • Occurred early in the course of the study • Only one patient (on placebo) had serious adverse event of HS worsening • HS worsening, HS complications or HS co-morbidities led or were contributing TEAEs in 4 on zunsemetinib and 1 on placebo • Diarrhea led to discontinuation in 2 on zunsemetinib and 1 on placebo • AN count was no better or worse in most (7 of 11) • Severity of TEAEs was mild-to-moderate in most (7 of 11)

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved CK Elevations Were Common on Zunsemetinib and Placebo and all Were Without Muscle Symptoms 14 Maximum CK during the study at any point ATI-450 Placebo Grade 1 (>ULN - 2.5 x ULN ) 7 5 Grade 2 (>2.5 x ULN - 5 x ULN) 3 0 Grade 3 (>5 x ULN - 10 x ULN) 2 1 Grade 4 (>10 x ULN) 1 0 CK increased before treatment (with reduction or no further increase during treatment) 2 5 • 26 patients had a CK elevation at some point during the study – 15 on zunsemetinib and 11 on placebo • There were no adverse events of myalgia or weakness • When fractionated, no evidence of cardiac involvement • Many patients had CK elevations before treatment • Randomly, more meaningful pre-treatment CK elevations observed in patients were on zunsemetinib

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved CK Elevations Generally Transient and Generally Resolved on Treatment 15 Subject noted intense exercise CK increase assessed as unrelated to study treatment by the investigator Discontinued treatment due to AE of diarrhea Discontinued treatment due to asymptomatic AE of CK elevation (Grade 2, same grade as at baseline) Baseline Week 2 Week 12 Treatment Emergent CK Elevations ≥Grade 2 Were generally transient and generally returned to baseline while continuing study treatment CK Elevations Reported as AEs 5 originally reported corrected to 4, as 1 was baseline only (pre-treatment) 3 of 5 continued treatment with subsequent normalization of CK CK only elevated before randomization Zunsemetinib Baseline Week 12 Baseline Week 12 Zunsemetinib Placebo

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Zunsemetinib in HS: Safety Profile was Generally Consistent with Previous Zunsemetinib Studies, while Efficacy was Not Demonstrated 16 • ATI-450-HS-201 50 mg BID did not demonstrate efficacy in the Hidradenitis Suppurativa study • PK and PD were generally consistent with prior zunsemetinib studies • No increased risk of infections and no serious or opportunistic infections occurred • Discontinuation due to TEAEs were higher in active than placebo (11 vs 4) • Lack of improvement or worsening AN in 7 (64%) of those who discontinued zunsemetinib due to a TEAE • Adverse event profile was as expected • The most common TEAEs (>10% on zunsemetinib) were dizziness, headache, diarrhea and acne • Asymptomatic CK elevations were seen and generally resolved with continued treatment Addition of 47 patients randomized to zunsemetinib 50 mg for 12-week treatment period meaningfully increases the safety database, with no meaningfully different findings identified

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Zunsemetinib HS-201 Exploratory PD Efforts – Looking toward RA2b

HS-201: Exploratory Pharmacodynamic Analysis

Analysis of Cytokines in Ex vivo Stimulated Patient Blood	Analysis of HS Patient Endogenous Plasma Cytokines
• Assay - **Ex vivo** LPS stimulated cytokine production in whole blood • Samples from both placebo and Zunsemetinib treated HS patients plus healthy donor controls • Small sample set – 5 patients total • Cytokines – TNFα, IL1β, IL6 & IL8	• Assay – Measurement of endogenous cytokines,chemokines and markers of inflammation in plasma from zunsemetinib or placebo treated HS patients • All 95 patients in the study plus healthy donor controls • Patient sample set = Days 1, 29, 57 & 85. Fifty-seven complete/thirty-eight partial sets. • Analytes measured – IFNγ, IL-1α, IL-1β, IL-6, IL-8, IL-10, TNFα, IL-12/IL23p40, IL-1RA, IL-17A/F, IP10, MIP1β, SAA, CRP

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved

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© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved MK2 Pathway Cytokine Dependence and Response Durability Ex vivo LPS-Stimulated Blood Analyses Across Zunsemetinib Studies 19 Phase 1 Phase 2a • Zunsemetinib potently inhibited TNFa and IL1b on day 1 suggesting that proinflammatory cytokine production in healthy subjects, RA and HS patients is dependent on the MK2 pathway • Zunsemetinib potently inhibited TNFa and IL-1b following prolonged dosing (MAD: 7 days BID; RA 2a: 84 days BID; HS 2a: 84 days BID) consistent with lack of pathway reprogramming and tachyphylaxis in all studies Phase 1 : MAD Phase 2a : RA Phase 2a : HS1 1. Subset of patients

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Lower Endogenous Plasma Cytokines Observed in HS vs in RA Phase 2a Studies 20 Endogenous proinflammatory cytokines and CRP were lower in the HS phase 2a study compared with the RA phase 2a study consistent with a lower level of systemic inflammation Median Cytokine Levels Pre-Dose Ratio of RA/HS Cytokine Levels

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Zunsemetinib Modulation of Endogenous Cytokines Comparison of RA and HS Phase 2a Studies 21 RA Study HS Study

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Zunsemetinib Did Not Inhibit the Anti-Inflammatory IL-1 Receptor Antagonist (IL-1RA) Cytokine in either HS or RA Phase 2a Studies 22 RA Phase 2a Study HS Phase 2a Study The anti-inflammatory cytokine IL-1RA was elevated in both HS and RA patients and was not inhibited by zunsemetinib in contrast to the proinflammatory cytokines

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Zunsemetinib Treatment Resulted in a Sustained Inhibition of CRP in both RA-201 and HS-201 Studies 23 RA Phase 2a Study HS Phase 2a Study Sustained inhibition of plasma CRP in HS patients was observed with zunsemetinib treatment similar to that observed in the RA-201 Phase 2a study

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Summary and Conclusions 24 • Ex vivo stimulated cytokine inhibition in whole blood ‒ Consistent results across three studies demonstrate marked and sustained inhibition of proinflammatory cytokines and no evidence of tachyphylaxis • Endogenous pharmacodynamic plasma biomarker analysis ‒ A subset of cytokines elevated in HS blood relative to healthy donor but to a lesser extent than observed in the RA-201 study ‒ Zunsemetinib inhibition trends with proinflammatory cytokines were similar in both the HS and RA phase 2a studies ‒ The elevated anti-inflammatory cytokine (IL1RA) was not modulated by zunsemetinib in either the HS or RA phase 2a studies ‒ Acute phase systemic inflammation markers CRP and IL-6 were inhibited by zunsemetinib in both the HS and RA phase 2a studies • RA and HS phase 2a pharmacodynamic analyses demonstrate persistent systemic anti-inflammatory activity for zunsemetinib

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Q1 2023 Financial Results Highlights • Licensing revenue increased driven primarily by higher royalties from licensed IP 25 Q1 2023 total revenue of $2.5M, up 74% YoY Financial Strength – Cash runway through the end of 2025 Q1 2023 net loss of $28.2M, up 50% YoY • Research and development expense increased by $8.3M, driven by ‒ Zunsemetinib clinical trials in RA ‒ ATI-1777 in AD ‒ ATI-2138 multiple ascending dose study ‒ Personnel and stock-based compensation • General and administrative expense increased by $2.7M, driven by ‒ Personnel and stock-based compensation • March 31, 2023 cash, cash equivalents and marketable securities balance of $204M • Issued placement notice to sell 3.4M shares under at-the-market facility during the first quarter ‒ Aggregate net proceeds of $26.7M ‒ Transaction closed in April and therefore is not included in the March 31, 2023 cash balance

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved Q&A Session